Income Taxes	3 Months Ended
Mar. 31, 2013
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes

The following table presents the components of the income tax (provision) benefit from continuing operations for the three months ended March 31, 2012 and 2013:

	Three Months Ended
	March 31,
	2012	2013
	(in thousands)
Current provision	$(1,930)	$(129)
Deferred (provision) benefit	(1,717)	32,247
Total income tax (provision) benefit	$(3,647)	$32,118

The income tax provision for the three months ended March 31, 2013 represents an effective rate of 12%, including tax expense of $0.2 million for discrete items, which represents (.06)% of the effective tax rate.  The effective rate differs from the federal statutory rate of 35% primarily because of the impairment of non-deductible goodwill, as well as state taxes. The discrete expense for the three months ended March 31, 2013 relates to stock based compensation, prior year state tax items and additional penalties and interest related to uncertain tax positions. The current tax provision for the three months ended March 31, 2013 was due to the prior year state tax items and penalties and interest related to uncertain tax positions. The non-cash deferred tax benefit was due primarily to net operating loss carryforwards and the impairment of tax deductible goodwill.

Valuation allowance. The Company has a valuation allowance of $38.6 million against certain deferred tax assets. Of this amount, approximately $31.6 million relates to net operating losses generated by the tax benefits of stock-based compensation. The valuation allowance will be removed upon utilization of these net operating losses by the Company as an adjustment to additional paid-in-capital.  Approximately $6.6 million relates to net operating losses in certain jurisdictions where the Company believes it is not “more likely than not” to be realized in future periods. In addition, valuation allowance of $0.4 million was established in 2010 relating to stock compensation deferred tax assets.

To the extent the Company reports income in future periods, the Company intends to use its net operating loss carryforwards to the extent available to offset taxable income and reduce cash outflows for income taxes.  The Company’s ability to use its federal and state net operating loss carryforwards and federal and state tax credit carryforwards may be subject to restrictions attributable to equity transactions in the future resulting from changes in ownership as defined under the Internal Revenue Code.

The Company recognizes deferred tax assets and liabilities using tax rates in effect for the years in which temporary differences are expected to reverse, including net operating loss carryforwards. Management assesses the realizability of deferred tax assets and records a valuation allowance if it is more-likely-than-not that all or a portion of the deferred tax assets will not be realized. The Company considers the probability of future taxable income and our historical profitability, among other factors, in assessing the amount of the valuation allowance. Significant judgment is involved in this determination, including projections of future taxable income. Changes in these estimates and assumptions could materially affect the amount of valuation allowance. Adjustments could be required in the future if it is estimated that the amount of deferred tax assets that are "more-likely-than-not" able to be realized is more or less than the net amount recorded. Any change in the valuation allowance could have the effect of increasing and/or decreasing stockholders' equity or the income tax provision in the statement of comprehensive income (loss).

Uncertain tax positions.  The Company has identified its federal tax return and its state tax returns in Alabama, California, Florida, Georgia, Massachusetts, New York and North Carolina as material tax jurisdictions for purposes of calculating its uncertain tax positions.  The Company believes that its income tax filing positions and deductions through the period ended March 31, 2013 will not result in a material adverse effect on the Company's financial condition, results of operations or cash flow. The Company's policy for recording interest and penalties associated with audits is to record such items as a component of income tax expense. As of March 31, 2013, $0.7 million of interest and $0.8 million of penalties had been accrued.

There has been no change in the amount of unrecognized tax benefits for the three months ended March 31, 2013. Within the next twelve months, it is reasonably possible that approximately $1.0 million of the total uncertain tax positions recorded will reverse, primarily due to the expiration of statutes of limitation in various jurisdictions.